Loss per Share	12 Months Ended
Dec. 31, 2024
Textblock 1 [Abstract]
Loss per Share
24.
Loss per Share
(a)
Basic loss per share for the years ended December 31, 2022, 2023 and 2024 are as follows:

(In won and number of shares)
	2022		2023	2024
Loss attributable to owners of the Parent Company for the year	₩	(3,071,564,667,651)	(2,733,741,837,803)	(2,562,606,429,762)
Weighted-average number of common stocks outstanding		380,884,673	380,884,673	471,252,355
Basic loss per share	₩	(8,064)	(7,177)	(5,438)

Due to paid-in capital increase for the year ended December 31, 2024, the number of outstanding shares has increased. The weighted-average number of common shares outstanding for comparative periods have been adjusted considering a bonus element in a rights issue to existing shareholders for the year ended December 31, 2024.

(b)
Diluted loss per share is not different from basic loss per share as there are no dilution effects of potential common stocks.